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                                                               EXHIBIT 23.7

  I hereby consent to the reference to my name in this registration statement on Form S-4. In giving such consent, I do not thereby admit that I come within the category of persons whose consent is required under Section 7 of The Securities Act of 1993 or the rules and regulations of the Securities and Exchange Commission thereunder.

October 28, 1994

                                          /s/ Paul Lamboley
                                          _____________________________________

                                              Paul Lamboley